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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2002


                            D&E COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                  000-20709                  23-2837108
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                              124 East Main Street
                                  P.O. Box 458
                             Ephrata, PA 17522-0458
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 733-4101
              (Registrant's telephone number, including area code)


                           No Change Since Last Report

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9.    REGULATION FD DISCLOSURE.

The following statement is being furnished by the Company under the provisions of Regulation FD:

On July 10, 2002, D&E Communications, Inc. ("D&E") executed a non-binding letter of intent pursuant to which it has agreed to negotiate with privately-held PC Management, Inc. ("PC Management") regarding the potential sale of certain assets of Conestoga Wireless Corporation. In connection with the letter of intent, D&E has filed an application with the FCC for the transfer of its PCS licenses related to the operation of CWC to an affiliate of PC Management, Keystone Wireless, LLC.

Completion of the sale is subject to the negotiation of final terms as reflected in a definitive agreement among the parties and the receipt of FCC approval for the transfer of the PCS licenses. The definitive agreement may contain additional conditions to the completion of the sale.

In addition to historical facts, this document may contain forward-looking statements that involve risks and uncertainties. D&E describes risks and uncertainties related to the operation of its business in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K. These risks and uncertainties could cause actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. The forward-looking statements in this document include statements regarding D&E's sale of certain assets of Conestoga Wireless Corporation. Actual results may differ from those described herein due to a number of factors including, but not limited to, the ability to execute a definitive agreement of sale and to obtain all necessary consents and approvals to the sale. Given these risks and uncertainties, and the risks and uncertainties set forth in D&E's filings with the SEC, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements.
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                                    SIGNATURE

                            ------------------------




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           D&E COMMUNICATIONS, INC.
                                           (Registrant)

                                           By: /s/ Thomas E. Morell
                                               --------------------
                                           Thomas E. Morell
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


                                           Date: July 23, 2002